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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      October 31, 1997

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                                STAR BUFFET, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                  000-23099                     84-14307896
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(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
     of Incorporation)           File Number)               Identification No.)


               440 Lawndale Drive, Salt Lake City, Utah 84115-2917
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (801) 463-5500
                          -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS

        On October 31, 1997, Star Buffet, Inc., a Delaware corporation (the "Company"), agreed, subject to certain conditions, to make loans from time to time up to a maximum principal amount of $4.5 million to Stacey's Buffet, Inc., a Florida corporation ("Stacey's"), pursuant to a Credit Agreement dated October 31, 1997 (the "Credit Agreement") and, in connection therewith, the Company acquired warrants (the "Warrants") to purchase a total of 1,342,422 shares of Common Stock of Stacey's. The exercise price of the Warrants is $1.00 per share of Common Stock, and the Warrants expire on October 31, 2002. The Company also received registration rights with respect to the shares of Stacey's Common Stock issuable upon exercise of the Warrants. As of October 31, 1997, the Company advanced $400,000 to Stacey's pursuant to the Credit Agreement.

        In connection with the transactions contemplated by the Credit Agreement, Robert E. Wheaton, the President and Chief Executive Officer of the Company, was elected Chairman of the Board of Stacey's, and Theodore Abajian, the Chief Financial Officer of the Company, was elected to the Board of Directors of Stacey's. In addition, Stacey's granted to the Company an option to purchase six Stacey's Buffet restaurants located in Florida, which the Company exercised in full on October 31, 1997. The closing of the purchase of these six Stacey's Buffet restaurants is anticipated to occur in December, 1997. The purchase price for the restaurants will be paid primarily by the cancellation of outstanding indebtedness under the Credit Agreement.

        The Company and Stacey's also entered into a five year Business Services Agreement pursuant to which the Company agreed to provide certain management, administrative and purchasing services for Stacey's Buffet restaurants located primarily in Florida.





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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS


        (a)  Exhibits.

Exhibit
Number
-------

 99.1 Credit Agreement, dated as of October 31, 1997, between the Registrant and Stacey's Buffet, Inc.

 99.2     Press Release dated November 3, 1997
























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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STAR BUFFET, INC.


Date:  November 17, 1997                    By:    /s/ Theodore Abajian
                                                -----------------------
                                                Theodore Abajian
                                                Chief Financial Officer
















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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                                                Sequentially
Number             Description                                                         Numbered Page
-------            -----------                                                         -------------
 99.1          Credit Agreement, dated as of October 31, 1997, between the Registrant and Stacey's Buffet, Inc.

 99.2          Press Release dated November 3, 1997